                                                                     -----------
                                                                     May 1, 2000
                                                                     -----------

MetLife Settlement Plus(Service Mark), A Variable Income Annuity
Issued by Metropolitan Life Insurance Company

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

================================================================================

Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which divisions, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"):

MetLife Stock Index                        Harris Oakmark Large Cap Value
State Street Research Growth               Lehman Brothers Aggregate Bond Index
State Street Reseach Diversified           T. Rowe Price Large Cap Growth

How to learn more:

Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2000. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 24 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
Structured Settlement Group
200 Park Avenue Area 5P
New York, NY  10166-0188                              [GRAPHIC OMITTED]
Attention: MetLife Settlement Plus
Phone: (800) 638-0051

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

The current Metropolitan Fund Prospectus is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased. This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus.

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Income Annuity

This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A word about investment risk:

An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:

      o     a bank deposit or obligation;

      o     federally insured or guaranteed; or

      o     endorsed by any bank or other financial institution.
--------------------------------------------------------------------------------

                               MetLife(Registered)

TABLE OF CONTENTS

Important Terms You Should Know ...........................................    4

Table of Expenses .........................................................    6

MetLife ...................................................................    8

Metropolitan Life Separate Account E ......................................    8

Settling Your Claim .......................................................    9

The Income Annuity ........................................................    9

   Investment Choices .....................................................   10

   Income Payment Types ...................................................   11

   Allocation of Purchase Payment .........................................   12

   The Value of Your Income Payments ......................................   13

     Initial Variable Income Payment.......................................   13

     Annuity Units.........................................................   13

     AIR...................................................................   13

     Valuation.............................................................   14

   Contract Fee ...........................................................   15

   Assignment Fee .........................................................   15

   Premium Taxes ..........................................................   15

   Charges ................................................................   16

     Separate Account Charge ..............................................   16

     Investment-Related Charge ............................................   16

General Information .......................................................   16

   Administration .........................................................   16

     Purchase Payments ....................................................   16

     Receiving Income Payments and Information ............................   17

   Advertising Performance ................................................   17

   Changes to the Income Annuity ..........................................   18

   Voting Rights ..........................................................   19

   Who Sells the Income Annuity ...........................................   19

   Purchases in Certain States ............................................   19

   Financial Statements ...................................................   20

Federal Tax Treatment .....................................................   20

   Tax Treatment of Income Payments Received in Settlement
      of Personal Physical Injury Claims ..................................   20

   A Defendant May Assign Its Obligation to Make Income
      Payments to You .....................................................   21

   Using the Income Annuity to Fund Qualified Assignments .................   21

   Owners Other than MIAC..................................................   23

Table of Contents for the Statement for Additional Information ............   24

Appendix for Premium Tax Table ............................................   25

MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

                                                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Important Terms You Should Know

Annuity Units

An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all properly completed documents. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

Annuity Unit Value

We determine the value of annuity units for each investment division each day the New York Stock Exchange is open for regular trading. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

Assumed Investment Return (AIR)

Under the Income Annuity, the AIR is a hypothetical percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

Claim

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

Contract

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Propectus we refer to either a contract or a certificate as a contract.

Defendant

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.

Investment Division

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

MetLife

Metropolitan Life Insurance Company is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

MetLife Designated Office

The MetLife Designated Office will handle the processing of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

Metropolitan Insurance and Annuity Company (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate.

Owner

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

Separate Account

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

You (Your)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

Variable Annuity

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

--------------------------------------------------------------------------------
TABLE OF EXPENSES--INCOME ANNUITY
--------------------------------------------------------------------------------

The following table shows the Separate Account and Metropolitan Fund charges and expenses applied to the Income Annuity. The numbers in the table for the Separate Account and the numbers for the Metropolitan Fund are based on past experience. The numbers in this table are subject to change. It is not intended to show the actual total combined expenses of the Separate Account and the Metropolitan Fund which may be higher or lower. The table does not show premium taxes which may apply.

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One Time Contractowner Transaction Expense

      Contract Fee(1)...............................................        $350

Separate Account and Metropolitan Fund Annual Expenses

Separate Account Annual Expenses (as a percentage of average
account value for the fiscal year ending December 31, 1999)(2)             1.25%

Metropolitan Fund Annual Expenses (as a percentage of average net assets for the fiscal year ending December 31, 1999)

                                                                                                      ------------------------------
                                                                     OTHER EXPENSES   TOTAL EXPENSES  OTHER EXPENSES  TOTAL EXPENSES
                                                        MANAGEMENT       BEFORE          BEFORE           AFTER          AFTER
                                                           FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Portfolio (3) ......................   .25            .04             .29              .04           .29
State Street Research Diversified Portfolio (3)(4)(6) ..   .43            .03             .46              .02           .45
State Street Research Growth Portfolio (3)(4)(6) .......   .47            .04             .51              .02           .49
Harris Oakmark Large Cap Value Portfolio (4)(5)(6) .....   .75            .40            1.15              .19           .94
T. Rowe Price Large Cap Growth Portfolio (4)(5)(6) .....   .69            .62            1.31              .24           .93
Lehman Brothers Aggregate Bond Index Portfolio (5) .....   .25            .15             .40              .15           .40
                                                                                                      ------------------------------

Following are the expenses on a $1,000 investment in each investment division listed below, assuming a 5% annual return on assets(7):

                                                     1       3       5      10
                                                    YEAR   YEARS   YEARS   YEARS
--------------------------------------------------------------------------------
MetLife Stock Index Portfolio....................   $16     $49     $84    $184
State Street Research Diversified Portfolio......    18      54      94     204
State Street Research Growth Portfolio ..........    18      56      96     208
Harris Oakmark Large Cap Value Portfolio.........    25      76     129     276
T. Rowe Price Large Cap Growth Portfolio.........    26      81     138     292
Lehman Brothers Aggregate Bond Index Portfolio...    17      52      90     197

(1) In addition, a one time assignment fee of $750 is assessed when the defendant assigns its liability to make payments to you under the structured settlement to one of our affiliates, like MIAC. The defendant pays this fee.

(2) Pursuant to the terms of the contract, our total Separate Account Annual Expenses will not exceed 1.25% of the average value of amounts in the investment divisions.

(3) Prior to May 16, 1993, we paid all expenses of the Metropolitan Fund (other than management fees, brokerage commissions, taxes, interest and extraordinary or non-recurring expenses)(hereafter "Expenses"). The effect of such reimbursements is that performance results are increased.

(4) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for the Metropolitan Fund.

(5) These Portfolios began operating on November 9, 1998. We paid all Expenses in excess of .20% of the average net assets for each of these Portfolios until the Portfolio's total assets reached $100 million, or until November 8, 2000, whichever came first. We ceased subsidizing such Expenses for the Lehman Brothers Aggregate Bond Index Portfolio on July 13, 1999. The expense information for the Lehman Brothers Aggregate Bond Index Portfolio reflects current expenses without any reimbursement. The "Other Expenses Before Reimbursement" for Harris Oakmark Large Cap Value and T. Rowe Price Large Cap Growth Portfolios assumes no reduction of expenses of any kind. The information for the Portfolios which we are still subsidizing reflects the effect of the anticipated reimbursement of Expenses during the current year. The effect of such reimbursements is that performance results are increased.

(6) The Metropolitan Fund directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating portfolio's custodian fees. The "Other Expenses After Reimbursement" reflect this reduction. The effect of the reduction is that performance results are increased.

(7) The example assumes that no income payments were made during the period. In addition, the example assumes no reimbursement of expenses were in effect. As a result, the numbers reflect the highest amount you would pay on a $1,000 investment in each investment division.

Annuity Unit Values

This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.

--------------------------------------------------------------------------------------------------------------------
                                                                     BEGINNING OF YEAR           END OF YEAR
                                                          YEAR     ANNUITY UNIT VALUE(a)      ANNUITY UNIT VALUE
--------------------------------------------------------------------------------------------------------------------
MetLife Stock Index Division ............................ 1999            $9.46                     $10.18
State Street Research Diversified Division .............. 1999             9.48                       9.94
State Street Research Growth Division ................... 1999             9.20                      10.12
Harris Oakmark Large Cap Value Division ................. 1999             8.05                       7.92
T. Rowe Price Large Cap Growth Division ................. 1999             9.47                      10.68
Lehman Brothers Aggregate Bond Index Division ........... 1999             9.85                       9.71

(a)   The inception date for the Income Annuity was November 1, 1999.

                                                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]

MetLife

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. Headquartered in New York City, we are a leading provider of insurance and financial services to a broad spectrum of individual and group customers. With approximately $420 billion of assets under management as of December 31, 1999 on a pro-forma basis, including the acquisition of GenAmerica Corp., MetLife provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also provides group insurance and investment products to corporations and other institutions employing over 33 million employees and members.

Metropolitan Life Separate Account E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

[GRAPHIC OMITTED]

Settling Your Claim

If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

The Income Annuity

This Income Annuity can be designed to provide you with a stream of payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the value of your income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, the money is at risk. The degree of risk will depend on the investment divisions selected. The annuity unit value for each investment

[GRAPHIC OMITTED]
division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.

The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

Investment Choices

The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The SAI is available upon your request.

The investment choices are:

Lehman Brothers Aggregate Bond Index Portfolio
State Street Research Diversified Portfolio
MetLife Stock Index Portfolio
Harris Oakmark Large Cap Value Portfolio                       [GRAPHIC OMITTED]
T. Rowe Price Large Cap Growth Portfolio
State Street Research Growth Portfolio

The investment choices are listed in the approximate risk relationship among the available Portfolios. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for more information regarding the Portfolios investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.

--------------------------------------------------------------------------------
The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may be down as well as up.

The degree of investment risk assumed will depend on the investment divisions chosen. We have listed the choices in the approximate order of risk from the most conservative to the most aggressive.
--------------------------------------------------------------------------------

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available only by purchasing MetLife annuities and life insurance policies and are never sold directly to the public.

The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund. Each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay us a monthly fee for our services as investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

Income Payment Types

Currently, we provide a wide variety of income payment types. Based on the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

Lifetime Income Annuity: A variable income that is paid as long as you are living. Upon your death, payments stop.

Lifetime Income Annuity with a Guaranteed Period: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guaranteed period. No payments are made once the guarantee period has expired and you are no longer living.

--------------------------------------------------------------------------------
While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund.
--------------------------------------------------------------------------------

Lifetime With Non-Guaranteed Period Annuity: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

Lifetime Income Annuity for Two: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

Lifetime Income Annuity for Two with a Guaranteed Period: A variable income that continues as long as you and another person are alive. but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guaranteed period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

Income Annuity for a Guaranteed Period: A variable income payable for a guaranteed period of 1 to 40 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

Allocation of Purchase Payment

Money is allocated among the Fixed Income Option and the investment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. You are not permitted to make transfers between the investment divisions or between the Fixed Income Option and the investment divisions.

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

o     The amount of income you need;

o     The amount you expect to receive from other sources;

o     The growth potential of other investments; and

o     How long you would like your income to last.

The Value of Your Income Payments

Initial Variable Income Payment

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

Annuity Units

Annuity units are credited for that portion of the purchase payment allocated to an investment division on the day we receive all properly completed documents. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the contract fee and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

Example: Determining the Number of Annuity Units

Assume the following:

o We calculate an initial variable income payment (e.g., $500) based on the AIR, income payment type, your age and sex, the amount of the purchase payment and the first income payment date as specified in the Structured Settlement;

o The Structured Settlement provides that this $500 is allocated in equal amounts to two investment divisions (e.g., $250 to each); and

o On the day we receive all properly completed documents and issue the Contract, the annuity unit values for the investment divisions are $9.9926 and $12.4362.

We credit the Income Annuity with annuity units as follows:
   $250 / 9.9926 = 25.0185 annuity units
   $250 / 12.4362 = 20.1026 annuity units

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR as a Benchmark for Income Payments

Your income payments are determined by using the AIR to benchmark the investment experience of the chosen investment divisions. Your payments will increase in proportion to the amount the actual investment experience of the chosen investment divisions exceeds the AIR and Separate Account charges (the net investment return). Likewise, your income payments will decrease to the extent the actual investment experience of the chosen investment divisions is less than the AIR and Separate Account charges.

The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

The Effect of the AIR on Variable Income Payments

If the net investment experience:             Your variable income payment will:

  Exceeds the AIR                               Increase
  Equals the AIR                                Stay the Same
  Is less than the AIR                          Decrease

Example for a 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the investment division (minus charges) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your actual income payment is a 4.7% increase.

However, assume instead that the investment experience (minus charges) is down 10% (does not exceed the AIR). Your variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your actual income payment is a 14.3% decrease.

Calculating Annuity Unit Values

We separately determine the annuity unit value for each investment division once each day when the New York Stock Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

o First, we determine the change in investment experience (including any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;

o Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

o Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and

o     Finally, we multiply the previous annuity unit value by this result.

--------------------------------------------------------------------------------
The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.

Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher AIR as changes occur in the actual investment experience of the investment divisions.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

      Example: Calculating the Annuity Unit Value

      Assume the following:

o     Yesterday's annuity unit value was $10.20;

o The number we calculate for today's change in investment experience (minus the investment-related charge) is 1.02 (up 2%);

o     The daily equivalent of the Separate Account charge is .000034035; and,

o     The daily equivalent of the discount factor AIR for a 5% AIR is .99986634.

The new annuity unit value is:
      (1.02 - .000034035) x .99986634 x $10.20 = $10.40

However, now assume that today's change in investment experience (minus the investment-related charge) is .98 (down 2%) instead of 1.02.

The new annuity unit value is:
      (.98 - .000034035) x .99986634 x $10.20 = $9.99

Contract Fee

A one time $350 contract fee is taken from the purchase payment when an Income Annuity is purchased prior to allocating the remainder of the purchase payment to the investment divisions. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

Assignment Fee

If the Income Annuity is purchased by MIAC, there is a one time assignment fee of $750. You do not pay the fee. The defendant pays the fee only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.

Premium Taxes

Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.

[GRAPHIC OMITTED]

Charges

There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

o     Separate Account charge; and

o     Investment-related charge.

Separate Account Charge

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

Investment-Related Charge

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The percentage paid depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.

General Information

Administration

All transactions will be processed in the manner described below. Generally, administrative requests are effective the day we receive them at the MetLife Designated Office.

[GRAPHIC OMITTED]

Purchase Payments

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all completed documents to credit the purchase payment.

Purchase payments are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

o     On a day when the annuity unit value is not calculated, or

o     After 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------
The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.
--------------------------------------------------------------------------------

In those cases, the purchase payments will be effective the next day the annuity unit value, as applicable, is calculated.

Usually, the initial purchase payment is credited under the Income Annuity within two days of receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether to agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

                               [GRAPHIC OMITTED]

Receiving Income Payments and Information

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Periodically, you may receive additional information from us about the Income Annuity.

                               [GRAPHIC OMITTED]

Advertising Performance

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

Yield is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

Change in Annuity Unit Value is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

Annualized change in annuity value (i.e., average annual total return) calculations reflect the Separate Account charge. These figures also assume a steady annual rate of return.

--------------------------------------------------------------------------------
All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
--------------------------------------------------------------------------------

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. If so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

Historical performance information should not be relied on as a guarantee of future performance results.

Changes to the Income Annuity

We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

o     Operate the Separate Account in any form permitted by law.

o Take any action necessary to comply with or obtain and continue any exemptions under the law.

o Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

o Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

o Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

o Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

Voting Rights

Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

o     For which voting instructions are received, and

o     That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

Who Sells the Income Annuity

The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5%. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.

[GRAPHIC OMITTED]

Purchases In Certain States

Although we may not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

Financial Statements

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

Federal Tax Treatment

The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

[GRAPHIC OMITTED]

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Tax Treatment of Income Payments Received in Settlement of Personal Physical Injury Claims

Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104 (a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

[GRAPHIC OMITTED]

A Defendant May Assign Its Obligation to Make Income Payments to You

Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

o The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

o MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

o The income payments that will be made to you are fixed and determinable as to amount and time of payment;

o     You cannot accelerate, defer, increase, or decrease your income payments;

o The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

o     The income payments to you are excludable from your gross income under
      Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

Using the Income Annuity to Fund Qualified Assignments

If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

o Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

o A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

Owners Other than MIAC

Entities (such as a corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy -- A Beagle dog
Charlie Brown -- A little boy with zigzag pattern on shirt
Woodstock -- A small bird
Lucy -- A little brunette girl
Linus -- A younger little boy with stripped shirt (Lucy's brother)
Marcie -- A little brunette girl with glasses
Franklin -- A curly haired little boy
Pigpen -- A little boy with dust cloud and smudged face
Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals Sally -- A little blond girl with curls on top (Charlie Brown's sister)


                                                       PAGE
 1. Snoopy as MetLife Representative with briefcase    First page
    straightening bow tie

 2. Charlie Brown on step ladder looking at fold       Page 3            Table of Contents
    out map

 3. Snoopy in suit with pointer                        Page 4            Important Terms
                                                                         You Should Know

 4. Snoopy as MetLife Representative listening to      Page 7            MetLife
    crowd of Woodstocks

 5. Corporate Snoopy with pointer with graph at        Page 8            Settling Your Claim
    meeting

 6. Snoopy and Woodstock balanced on seesaw            Page 9            The Income Annuity

 7. Snoopy reading menu at restaurant table            Page 10           Your Investment Choices

 8. Snoopy as WWI flying ace dispatching Woodstocks    Page 11           Allocation of
    with checks                                                          Purchase Payment

 9. Marcie at desk with adding machine reviewing       Page 12           AIR
    tape of calculations

10. Lucy with magnifying glass studying a piece of     Page 14           Charges
    paper

11. Woodstock writing out a check                      Page 15           Purchase Payments

                                                       PAGE
12. Charlie Brown receiving letter at mail box         Page 15           Receiving Income Payments
                                                                         and Information

13. "Colonial" Snoopy as town cryer                    Page 16           Advertising Performance

14. Snoopy as MetLife Representative shaking paw/      Page 18           Who Sells the
    wing with Woodstock                                                  Income Annuity

15. Lucy sitting down reading Tax Code                 Page 21           Federal Tax Treatment

16. Snoopy crouching down on his knees, signing        Page 22           A defendant may assign
    a form                                                               its obligation to make
                                                                         Income Payments to you

17. Lucy in her advice box with "TAXES--The Expert     Page 23           Premium Tax Table
    is in" printed on it advising Peppermint Patty
    and Sally

18. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     Page 22           Table of Contents
    Linus and Peppermint Patty                                           for the SAI



Table of Contents for the Statement of Additional Information
                                                                            Page

Cover Page .................................................................   1

Table of Contents ..........................................................   1

Independent Auditors .......................................................   2

Distribution of Certificates and Interests in the
   Income Annuity ..........................................................   2

Experience Factor ..........................................................   2

Variable Income Payments ...................................................   2

Investment Management Fees .................................................   4

Performance Data and Advertisement of
   the Separate Account ....................................................   4

Financial Statements of the Separate Account ...............................   6

Financial Statements of MetLife ............................................  33

[GRAPHIC OMITTED]

Appendix

Premium Tax Table

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                            Income Annuities

       California............     2.35%

       Maine.................     2.00%

       Nevada................     3.50%

       Puerto Rico...........     1.00%
                                                            [GRAPHIC OMITTED]
       South Dakota..........     1.25%

       West Virginia.........     1.00%

       Wyoming...............     1.00%

       U.S. Virgin Islands...     5.00%

PEANUTS(Copyright) United Feature Syndicate, Inc.

(Copyright) 2000 Metropolitan Life Insurance Company

SEC# 333-80547-4001
E00048MUA(exp0501)MLIC-LD

                           Request For a Statement of
                    Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

/ / Metropolitan Life Separate Account E, Metropolitan Series Fund Inc. and New England Zenith Fund

/ /   I have changed my address. My current address is:


_________________________________       Name_________________________________
       (Contract Number)


                                     Address_________________________________


_________________________________           _________________________________
          (Signature)                                                     zip

Metropolitan Life Insurance Company
Structured Settlement Group
200 Park Avenue Area 5P
New York, NY 10166-0188
Attention: MetLife Settlement Plus(Service Mark)